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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2004

                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)

           Colorado                   0-27513                    84-1308436
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

1401 17th Street, Suite 1150, Denver, Colorado                     80202
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (303) 296-2690


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 502. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Nancy Pomposello As Vice President and Director of Marketing effective November 3, 2004

Effective November 3. 2004, Nancy Pomposello was appointed Vice President and Director of Marketing. A copy of the employment agreement between Nancy Pomposello and U.S. MedSys Corp. dated November 3, 2004, is attached as an exhibit to this report and is incorporated by reference herein. The term of Ms. Pomposello's employment commenced on November 3, 2004 and shall continue until November 3, 2007, unless sooner terminated. The agreement shall be renewed for subsequent 3 year periods commencing on November 3, 2007 unless either party provides the other with written notice at least 60 days prior to the expiration of the term. Ms. Pomposello's annual base salary shall be $125,000, payable in equal monthly installments. She shall also be paid "new account compensation" of 2% of all gross revenue related to new accounts she originates and "renewal account compensation" of 1% for renewal of accounts she originates. Additionally, Ms. Pomposello shall receive an allowance of auto expenses, and shall receive benefits that include health insurance, and vacation and sick time. Ms. Pomposello shall also be granted options every quarter to acquire a number of shares of common stock. The number of shares will be equal to the sum of the new and renewal account compensation earned in the prior quarter, divided by the average of the closing price of the common stock over the last 30 trading days, and the exercise price per share will be set at the then current stock price on the date of grant.

Ms. Pomposello brings close to twenty-five years of marketing success to the marketing program of U.S. MedSys Corp. Over the past ten years Ms. Pomposello has held such positions as Director of Provider Relations for Magna Care/Magnet PPO and recruited over 15,000 physicians and supporting ancillary services for that network in a twenty-four-month period. She also held the position of Director of Health and Welfare Sales, Corporate and Major Accounts Division of Blue Cross and Blue Shield of New Jersey. While there she developed and managed business representing a fifty percent market share of Taft-Hartley Health and Welfare Funds in the state of New Jersey, comprising 170,000 lives and yielding $200 million in premium income. Most recently Ms. Pomposello held the position of New Business Manager with CIGNA. She was responsible for sales, marketing and management of Taft-Hartley fund accounts in northern New Jersey and the New York Metropolitan area. Her responsibilities included sales and maintenance of CIGNA's health insurance product line including medical, pharmaceutical, behavioral health and dental coverage to union groups such as metro ILA, various HERE locals, TWU and various locals of IATSE and the entertainment industry. As a result of her management, 90,000 new lives were added to CIGNA's new market segment for that business.

Appointment of Anthony R. Rubino as Executive Vice President of Finance and Chief Financial Officer effective November 17, 2004

Effective November 17, 2004, Anthony R. Rubino was appointed Executive Vice President and Chief Financial Officer. A copy of the employment agreement between Anthony R. Rubino and U.S. MedSys Corp. dated November 17, 2004, is attached as an exhibit to this report and is incorporated by reference herein. The term of Mr. Rubino's employment commenced on November 17, 2004 and shall continue until November 17, 2005. The term shall be automatically renewed annually unless either party provides the other with written notice at least

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60 days prior to the expiration of the term. Mr. Rubino shall be paid a base salary of $175,000 payable in monthly installments. Additionally, Mr. Rubino shall be receive an allowance of auto expenses, and shall receive benefits that include health insurance, and vacation and sick time. Mr. Rubino shall also be eligible to participate in the company's stock option plan to the same extent as other senior executives of the company.

      Mr. Rubino brings close to twenty years of accounting and auditing experience to the UMSY management team. For the last eight years Mr. Rubino has served in various capacities for Publicis/Saatchi and Saatchi, most recently as Senior Vice President/Corporate Director of Finance for their pharmaceutical advertising agency, Saatchi and Saatchi Healthcare Communications, an $85 million agency with nine divisions and 453 employees. Prior to Publicis/Saatchi and Saatchi Mr. Rubino was employed by Amerifoods, Inc., where he held the title of Director of Finance, and KPMG Peat Marwick, where he was a Senior Manager. Mr. Rubino is a Certified Public Accountant and holds a Bachelor of Science degree in Business Administration and Accounting from Seton Hall University.

ITEM 901. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description
-------       -----------
10.5          Employment Contract with Nancy Pomposello dated November 3, 2004.  (Filed herewith.)

10.6          Confidentiality and Non - Competition Agreement with Nancy Pomposello dated November 3, 2004.  (Filed herewith.)

10.7          Employment Contract with Anthony Rubino dated November 17, 2004.  (Filed herewith.)

10.8          Confidentiality and Non - Competition Agreement with Anthony Rubino dated November 17, 2004.  (Filed herewith.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. MEDSYS CORP.

                                                     By:  /s/ Peter G. Futro
                                                         -----------------------
                                                          Peter G. Futro, CEO

Date: November 22, 2004

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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
10.5          Employment Contract with Nancy Pomposello dated November 3, 2004.  (Filed herewith.)

10.6          Confidentiality and Non - Competition Agreement with Nancy Pomposello dated November 3, 2004.  (Filed herewith.)

10.7          Employment Contract with Anthony Rubino dated November 17, 2004.  (Filed herewith.)

10.8          Confidentiality and Non - Competition Agreement with Anthony Rubino dated November 17, 2004.  (Filed herewith.)